EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2013 Financial Results

Burlington, MA - February 27, 2014 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the fourth quarter and fiscal year ended December 31, 2013.

Fourth-Quarter 2013 Highlights

•	Orders up 14%

•	Organic revenue growth of 6%

•	Adjusted operating margin increased 380 basis points to 11.6%

•	Adjusted EPS grew 38% to $0.95

Full-Year 2013 Highlights

•	Adjusted operating margin increased 210 basis points to 9.9%

•	Adjusted EPS grew 24% to $3.21

•	Free cash flow was $55 million or 116% of net income

•	2013 restructuring actions completed or on schedule

“CIRCOR ended 2013 with strong fourth-quarter bookings, margin expansion and free cash flow,” said Scott Buckhout, CIRCOR President and Chief Executive Officer. “We delivered another quarter of double-digit adjusted operating margin at 11.6%, which was up 380 basis points from the fourth quarter of 2012 due primarily to our margin improvement actions. In addition, we delivered strong free cash flow at 116% of net income for the full year.”

“Revenue for the quarter came in higher by 6% organically but lower than anticipated as a few large Energy shipments were rescheduled into the first half of 2014,” said Buckhout. “Energy segment bookings improved in Q4 as demand increased and our win rate improved for large international projects.”

“Our organizational change from three operating segments to two is now complete,” said Buckhout. “We are on track to deliver our planned $5 million reduction in annual costs. As we enter 2014, CIRCOR has a simpler organizational structure and is better positioned to grow. We remain focused on core revenue growth, margin expansion, and strong free cash flow.”

Selected Consolidated Results

Note: These amounts exclude special and impairment charges. Refer to reconciliation to commonly used US GAAP terms.

Segment Results
Note: These amounts exclude special and impairment charges. Refer to reconciliation to commonly used US GAAP terms.
On October 31, 2013 the Company announced a change from three reportable segments to two reportable segments beginning in the fourth quarter of 2013. On January 23, 2014 the Company released supplemental information to previously issued summary financial information by reportable segment for each of the prior quarterly reporting periods from the first quarter of 2011 through the third quarter of 2013. This information was set forth in a Form 8-K filed with the Securities and Exchange Commission. The segment realignment has no effect on the Company’s previously reported net income, financial condition or cash flows.
First-Quarter 2014 Guidance
For the first quarter of 2014, the Company expects:

•	Revenues in the range of $200 million to $210 million;

•	Adjusted earnings per share, excluding special charges, in the range of $0.68 to $0.73; and

•	Restructuring related trailing costs of approximately $1.5 million to $1.7 million and a special gain of $2.2 million for a legal settlement.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, February 27, 2014, at 10:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per diluted share, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including first-quarter revenue and earnings guidance and estimated total annualized pre-tax savings from restructuring actions. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. With more than 7,000 customers in over 100 countries, CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENT OF OPERATIONS (in thousands, except per share data) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Net revenues	$214,035	$201,606	$857,808	$845,552
Cost of revenues	146,528	141,186	590,207	604,009
GROSS PROFIT	67,507	60,420	267,601	241,543
Selling, general and administrative expenses	43,394	44,820	182,954	179,382
Impairment charges	6,872	—	6,872	10,348
Special charges, net	5,160	3,905	8,602	5,282
OPERATING INCOME	12,081	11,695	69,173	46,531
Other (income) expense:
Interest expense, net	792	1,038	3,161	4,259
Other, net	167	(373)	1,975	513
TOTAL OTHER EXPENSE	959	665	5,136	4,772
INCOME BEFORE INCOME TAXES	11,122	11,030	64,037	41,759
Provision for income taxes	2,297	1,821	16,916	10,960
NET INCOME	$8,825	$9,209	$47,121	$30,799
Earnings per common share:
Basic	$0.50	$0.53	$2.68	$1.77
Diluted	$0.50	$0.53	$2.67	$1.76
Weighted average number of common shares outstanding:
Basic	17,594	17,450	17,564	17,405
Diluted	17,710	17,499	17,629	17,452
Dividends paid per common share	$0.0375	$0.0375	$0.1500	$0.1500

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Twelve Months Ended
	December 31, 2013	December 31, 2012
OPERATING ACTIVITIES
Net income	$47,121	$30,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,034	15,732
Amortization	3,039	3,596
Intangible impairment charges	6,872	10,348
Payment provision for Leslie bankruptcy settlement	—	(1,000)
Compensation expense of stock-based plans	5,056	4,374
Tax effect of share-based compensation	(732)	642
Deferred income taxes	5,778	(832)
(Gain) loss on disposal of property, plant and equipment	(322)	1,135
Gain on return of acquisition purchase price	(3,400)	—
Changes in operating assets and liabilities:
Trade accounts receivable, net	8,203	7,063
Inventories, net	(311)	6,592
Prepaid expenses and other assets	160	(2,422)
Accounts payable, accrued expenses and other liabilities	(15,292)	(15,504)
Net cash provided by operating activities	72,206	60,523
INVESTING ACTIVITIES
Additions to property, plant and equipment	(17,328)	(18,170)
Proceeds from the sale of property, plant and equipment	664	541
Business acquisitions, return of purchase price	3,400	—
Net cash used in investing activities	(13,264)	(17,629)
FINANCING ACTIVITIES
Proceeds from long-term debt	146,578	186,409
Payments of long-term debt	(166,239)	(220,918)
Dividends paid	(2,700)	(2,663)
Proceeds from the exercise of stock options	2,394	406
Tax effect of share-based compensation	732	(642)
Net cash used in financing activities	(19,235)	(37,408)
Effect of exchange rate changes on cash and cash equivalents	735	1,397
INCREASE IN CASH AND CASH EQUIVALENTS	40,445	6,883
Cash and cash equivalents at beginning of year	61,738	54,855
CASH AND CASH EQUIVALENTS AT END OF YEAR	$102,183	$61,738
Cash paid during the year for:
Income taxes	$8,143	$16,699
Interest	$3,254	$3,140

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands, except share data) UNAUDITED

	December 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$102,180	$61,738
Short-term investments	95	101
Trade accounts receivable, less allowance for doubtful accounts of $2,449 and $1,706, respectively	144,742	150,825
Inventories, net	199,404	198,005
Prepaid expenses and other current assets	19,815	17,052
Deferred income tax asset	17,686	15,505
Total Current Assets	483,922	443,226
PROPERTY, PLANT AND EQUIPMENT, NET	107,724	105,903
OTHER ASSETS:
Goodwill	75,876	77,428
Intangibles, net	35,656	45,157
Deferred income tax asset	18,579	30,064
Other assets	4,893	8,203
TOTAL ASSETS	$726,650	$709,981
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$70,589	$80,361
Accrued expenses and other current liabilities	57,507	67,235
Accrued compensation and benefits	31,289	26,540
Income taxes payable	3,965	393
Notes payable and current portion of long-term debt	7,203	7,755
Total Current Liabilities	170,553	182,284
LONG-TERM DEBT, NET OF CURRENT PORTION	42,435	62,729
DEFERRED INCOME TAXES	9,666	10,744
OTHER NON-CURRENT LIABILITIES	27,109	35,977
CONTINGENCIES AND COMMITMENTS
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 17,610,526 and 17,445,687 shares issued and outstanding at December 31, 2013 and 2012, respectively	176	174
Additional paid-in capital	269,884	262,744
Retained earnings	202,930	158,509
Accumulated other comprehensive gain (loss), net of taxes	3,897	(3,180)
Total Shareholders’ Equity	476,887	418,247
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$726,650	$709,981

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
ORDERS (1)
Energy	$187.4	$156.6	$691.7	$714.2
Aerospace & Defense	43.7	45.7	189.6	189.6
Total orders	$231.1	$202.3	$881.3	$903.8

BACKLOG (2)	December 31, 2013	December 31, 2012
Energy	$288.7	$266.0
Aerospace & Defense	173.9	181.1
Total backlog	$462.6	$447.1

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.

Note 2: Backlog includes all unshipped customer orders.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2012					2013
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES
Energy	$164,885	$171,386	$166,918	$156,193	$659,382	$157,104	$173,557	$167,660	$162,649	$660,970
Aerospace & Defense	49,395	48,476	42,886	45,413	186,170	48,294	50,087	47,071	51,386	196,838
Total	$214,280	$219,862	$209,804	$201,606	$845,552	$205,398	$223,644	$214,731	$214,035	$857,808
ADJUSTED OPERATING MARGIN
Energy	8.7%	10.8%	12.9%	11.9%	11.1%	10.8%	13.3%	15.2%	17.1%	14.1%
Aerospace & Defense	11.5%	11.7%	7.1%	5.1%	9.0%	5.9%	11.4%	12.1%	8.4%	9.5%
Segment operating margin	9.3%	11.0%	11.7%	10.4%	10.6%	9.6%	12.9%	14.5%	15.0%	13.0%
Corporate expenses	(2.9)%	(2.6)%	(2.9)%	(2.6)%	(2.8)%	(2.6)%	(2.9)%	(3.4)%	(3.5)%	(3.1)%
Adjusted operating margin	6.4%	8.4%	8.8%	7.8%	7.8%	7.1%	10.0%	11.1%	11.6%	9.9%
Restructuring inventory charges	—%	—%	2.0%	—%	0.5%	0.1%	(0.1)%	—%	0.3%	0.1%
Impairment charges	—%	—%	4.9%	—%	1.2%	—%	—%	—%	3.2%	0.8%
Special (recoveries)	—%	—%	—%	—%	—%	—%	—%	(1.5)%	—%	(0.4)%
Special charges	—%	—%	0.7%	1.9%	0.6%	0.7%	1.0%	1.4%	2.4%	1.4%
Total GAAP operating margin	6.4%	8.4%	1.3%	5.8%	5.5%	6.3%	9.1%	11.1%	5.6%	8.1%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2012					2013
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$14,282	$18,445	$21,575	$18,591	$72,893	$16,940	$23,114	$25,441	$27,809	$93,304
Aerospace & Defense	5,672	5,671	3,026	2,332	16,701	2,864	5,724	5,705	4,342	18,635
Segment operating income	19,954	24,116	24,601	20,923	89,594	19,804	28,838	31,146	32,151	111,939
Corporate expenses	(6,254)	(5,637)	(6,096)	(5,286)	(23,272)	(5,277)	(6,570)	(7,400)	(7,400)	(26,646)
Adjusted operating income	13,700	18,479	18,505	15,637	66,322	14,528	22,268	23,746	24,751	85,293
Restructuring inventory charges	—	—	4,124	37	4,161	250	(242)	—	638	646
Impairment charges	—	—	10,348	—	10,348	—	—	—	6,872	6,872
Special (recoveries)	—	—	—	—	—	—	—	(3,151)	—	(3,151)
Special charges	—	—	1,377	3,905	5,282	1,378	2,254	2,961	5,160	11,752
Total GAAP operating income	13,700	18,479	2,656	11,695	46,531	12,900	20,256	23,936	12,081	69,174
INTEREST EXPENSE, NET	(1,081)	(1,017)	(1,122)	(1,038)	(4,259)	(787)	(838)	(745)	(792)	(3,162)
OTHER EXPENSE, NET	(138)	(184)	(564)	373	(513)	(612)	(626)	(568)	(167)	(1,974)
PRETAX INCOME	12,481	17,278	970	11,030	41,759	11,501	18,792	22,623	11,122	64,038
(PROVISION) BENEFIT FOR INCOME TAXES	(3,896)	(6,142)	899	(1,822)	(10,960)	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)
EFFECTIVE TAX RATE	31.2%	35.5%	(92.8)%	16.5%	26.2%	31.2%	32.6%	21.7%	20.7%	26.4%
NET INCOME	$8,585	$11,136	$1,869	$9,208	$30,799	$7,908	$12,668	$17,720	$8,825	$47,121
Weighted Average Common Shares Outstanding (Diluted)	17,390	17,451	17,467	17,499	17,452	17,529	17,607	17,667	17,710	17,629
EARNINGS PER COMMON SHARE (Diluted)	$0.49	$0.64	$0.11	$0.53	$1.76	$0.45	$0.72	$1.00	$0.50	$2.67
ADJUSTED EBITDA	$18,534	$23,043	$22,809	$20,750	$85,136	$18,682	$26,419	$27,850	$29,441	$102,392
ADJUSTED EBITDA AS A % OF SALES	8.6%	10.5%	10.9%	10.3%	10.1%	9.1%	11.8%	13.0%	13.8%	11.9%
CAPITAL EXPENDITURES	$4,122	$6,661	$3,314	$4,073	$18,170	$4,707	$4,100	$4,772	$3,749	$17,328

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2012					2013
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FREE CASH FLOW	$(7,089)	$5,077	$18,746	$25,619	$42,353	$1,100	$9,525	$29,557	$14,696	$54,878
ADD:
Capital Expenditures	4,122	6,661	3,314	4,073	18,170	4,707	4,100	4,772	3,749	17,328
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(2,967)	$11,738	$22,060	$29,692	$60,523	$5,807	$13,625	$34,329	$18,445	$72,206
NET DEBT (CASH)	$57,263	$54,376	$34,706	$8,645	$8,645	$8,814	$(1,376)	$(36,466)	$(52,637)	$(52,637)
ADD:
Cash & Cash Equivalents	41,291	41,414	48,976	61,738	61,738	57,633	60,831	86,285	102,180	102,180
Investments	101	98	102	101	101	99	96	98	95	95
TOTAL DEBT	$98,655	$95,888	$83,784	$70,484	$70,484	$66,546	$59,551	$49,917	$49,638	$49,638
DEBT AS % OF EQUITY	25%	24%	20%	17%	17%	16%	14%	11%	10%	10%
TOTAL DEBT	98,655	95,888	83,784	70,484	70,484	66,546	59,551	49,917	49,638	49,638
TOTAL SHAREHOLDERS' EQUITY	399,018	397,957	409,016	418,247	418,247	418,819	432,151	459,058	476,887	476,887

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2012					2013
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED OPERATING INCOME	$13,700	$18,479	$18,505	$15,637	$66,322	$14,528	$22,268	$23,746	$24,751	$85,293
LESS:
Inventory restructuring charges	—	—	4,124	37	4,161	250	(242)	—	638	646
Impairment charges	—	—	10,348	—	10,348	—	—	—	6,872	6,872
Special (recoveries)	—	—	—	—	—	—	—	(3,151)	—	(3,151)
Special charges	—	—	1,377	3,905	5,282	1,378	2,254	2,961	5,160	11,753
OPERATING INCOME	$13,700	$18,479	$2,656	$11,695	$46,531	$12,900	$20,256	$23,936	$12,081	$69,173
ADJUSTED NET INCOME	$8,585	$11,136	$12,171	$11,770	$43,663	$9,043	$14,044	$16,439	$16,773	$56,299
LESS:
Inventory restructuring charges, net of tax	—	—	2,681	24	2,705	174	(165)	—	396	405
Impairment charges, net of tax	—	—	6,726	—	6,726	—	—	—	4,261	4,261
Special (recoveries), net of tax	—	—	—	—	—	—	—	(3,151)	—	(3,151)
Special charges, net of tax	—	—	895	2,538	3,433	961	1,541	1,870	3,291	7,663
NET INCOME	$8,585	$11,136	$1,869	$9,208	$30,799	$7,908	$12,668	$17,720	$8,825	$47,121
ADJUSTED EARNINGS PER SHARE	$0.49	$0.64	$0.77	$0.69	$2.59	$0.52	$0.81	$0.93	$0.95	$3.21
LESS:
Inventory restructuring charges, net of tax	—	—	0.17	—	0.17	0.01	(0.01)	—	0.02	0.02
Impairment charges, net of tax	—	—	0.43	—	0.43	—	—	—	0.24	0.24
Special (recoveries), net of tax	—	—	—	—	—	—	—	(0.18)	—	(0.18)
Special charges, net of tax	—	—	0.06	0.16	0.22	0.06	0.10	0.11	0.19	0.46
EARNINGS PER COMMON SHARE (Diluted)	$0.49	$0.64	$0.11	$0.53	$1.76	$0.45	$0.72	$1.00	$0.50	$2.67

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2012					2013
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
EBITDA	$18,534	$23,043	$6,960	$16,808	$65,345	$17,054	$24,407	$23,368	$11,914	$86,272
LESS:
Interest expense, net	(1,081)	(1,017)	(1,122)	(1,038)	(4,258)	(787)	(838)	(745)	(792)	(3,162)
Depreciation	(4,008)	(3,825)	(3,932)	(3,967)	(15,732)	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)
Amortization	(964)	(923)	(936)	(773)	(3,596)	(758)	(751)	(764)	(766)	(3,039)
(Provision) benefit for income taxes	(3,896)	(6,142)	899	(1,822)	(10,960)	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)
NET INCOME	$8,585	$11,136	$1,869	$9,208	$30,799	$7,908	$12,668	$17,720	$8,825	$47,121
ADJUSTED EBITDA	$18,534	$23,043	$22,809	$20,750	$85,136	$18,682	$26,419	$27,850	$29,441	$102,392
Inventory restructuring charges	—	—	(4,124)	(37)	(4,161)	(250)	242	—	(638)	(646)
Impairment charges	—	—	(10,348)	—	(10,348)	—	—	—	(6,872)	(6,872)
Special (recoveries)	—	—	—	—	—	—	—	3,151	—	3,151
Special charges	—	—	(1,377)	(3,905)	(5,282)	(1,378)	(2,254)	(2,961)	(5,160)	(11,753)
Interest expense, net	(1,081)	(1,017)	(1,122)	(1,038)	(4,258)	(787)	(838)	(745)	(792)	(3,162)
Depreciation	(4,008)	(3,825)	(3,932)	(3,967)	(15,732)	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)
Amortization	(964)	(923)	(936)	(773)	(3,596)	(758)	(751)	(764)	(766)	(3,039)
(Provision) / benefit for income taxes	(3,896)	(6,142)	899	(1,822)	(10,960)	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)
NET INCOME	$8,585	$11,136	$1,869	$9,208	$30,799	$7,908	$12,668	$17,720	$8,825	$47,121

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF FUTURE PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS UNAUDITED

		1st Quarter 2014
		Low	High
REVENUE (in millions)		$200	$210

EXPECTED ADJUSTED EARNINGS PER SHARE (DILUTIVE)		$0.68	$0.73
LESS:
Restructuring related charges	}	$0.07	$0.06
Impairment charges
Special charges
PLUS:
Special gain on legal settlement		$0.09	$0.09
EXPECTED EARNINGS PER COMMON SHARE (Diluted)		$0.70	$0.76

Note: Assumes 29% tax rate and exchange rates at present values.